UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 29, 2014 (July 29, 2014)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 29, 2014, Caesars Entertainment Operating Company, Inc. (“CEOC”), a subsidiary of Caesars Entertainment Corporation (“Caesars Entertainment”), entered into five separate Instruments of Resignation, Appointment and Acceptance (each, an “Instrument”), along with U.S. Bank National Association, as resigning trustee (the “Resigning Trustee”), as a party to each such Instrument, and, in the case of the indentures governing CEOC’s 11.25% Senior Secured Notes due 2017, 8.5% Senior Secured Notes due 2020 and 9% Senior Secured Notes due 2020, UMB Bank, National Association (“UBM Bank”) and, in the case of the indentures governing CEOC’s 6.5% Senior Notes due 2016 and 5.75% Senior Notes due 2017, Law Debenture Trust Company of New York (“Law Debenture Trust”) and, in the case of the indentures governing CEOC’s 12.75% Second-Priority Senior Secured Notes due 2018, 10.00% Second-Priority Senior Secured Notes due 2015 and 10.00% Second-Priority Senior Secured Notes due 2018, Wilmington Savings Fund Society, FSB (“Wilmington Savings” and, together with UMB Bank and Law Debenture Trust, the “Successor Trustees”), each as a party to the respective Instruments.

Each Instrument provides, among other things, that (i) the Resigning Trustee assigns, transfers, delivers, and confirms to the applicable Successor Trustee all right, title, and interest of the Resigning Trustee in and to the trust created by the indenture(s) described in such Instrument, and the Resigning Trustee resigns as Trustee, Registrar and Paying Agent, and, in the case of an Instrument with Wilmington Savings, as Collateral Agent and Notes Custodian, under the applicable indenture(s), (ii) CEOC accepts the resignation of the Resigning Trustee as Trustee, Registrar, Paying Agent, and Agent under the applicable indenture(s) and appoints each Successor Trustee as Trustee, Registrar and Paying Agent and, in the case of an Instrument with Wilmington Savings, as Collateral Agent and Notes Custodian, under the applicable indenture(s) and (iii) the Successor Trustee accepts its appointment as Trustee under the applicable indenture(s) and assumes all the rights, powers, and trusts of the Trustee under the such indenture(s), and accepts its appointment as Registrar and Paying Agent and, in the case of Wilmington Savings, as Collateral Agent and Notes Custodian, under such indenture(s). The foregoing description of each Instrument is a summary and does not purport to be complete.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Caesars Entertainment’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: July 29, 2014	By:	/S/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary